SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – September 17, 2003

ANWORTH MORTGAGE ASSET CORPORATION

(Exact name of Registrant as specified in its Charter)

Maryland	001-13709	52-2059785
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1299 Ocean Avenue, Suite 250, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 255-4493

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 7.    Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

Exhibit 99.1

Press Release dated September 17, 2003 of the Registrant.

Item 9.    Regulation FD Disclosure.

On September 17, 2003, Anworth Mortgage Asset Corporation issued a press release announcing its dividend, and providing earnings guidance, for the third quarter of 2003. A copy of that release is furnished as Exhibit 99.1 to this report.

Item 12.    Results of Operations and Financial Condition.

The information referenced in this Item 9 of this Current Report on Form 8-K, including the exhibit hereto, is being furnished pursuant to “Item 9. Regulation FD Disclosure” and “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

As discussed in Exhibit 99.1, the press release contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements are based upon current expectations, and speak only as of the date thereof, and are subject to the limitations and qualifications set forth in the press release as well as in Anworth’s other documents filed with the SEC, including, without limitation, that actual results may differ materially and adversely from those expressed in any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date: September 17, 2003	By:	/s/ JOSEPH LLOYD MCADAMS
	Name: Title:	Joseph Lloyd McAdams President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 17, 2003 of the Registrant.

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